Class	A	shares	BHTAX
Class	C	shares	BHTCX

(a series of Northern Lights Fund Trust)

Supplement dated November 7, 2018
to the Prospectus and Statement of Additional Information dated May 1, 2018

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Effective December 1, 2018 Class C shares of the Beech Hill Total Return Fund (the “Fund”) will automatically convert into Class A shares of the Fund after they have been held for four (4) years. These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2018. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-760-0005.

Please retain this Supplement for future reference.